FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 27, 2019, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.

RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016, that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 31, 2017, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 28, 2018 (as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).

B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement as follows:

“Dividing Person” has the meaning assigned to it in the definition of “Division”.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets,

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liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“LLC” means any Person that is a limited liability company under the laws of its jurisdiction of formation.

(b)The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended to amend and restate the last sentence thereof to read as follows: “For the avoidance of doubt, if the ABR as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.”.

(c)The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to replace the pricing grid in such definition as follows:

Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
≤35%	1.375%	0.375%	0.20%
≤40%	1.50%	0.50%	0.25%
≤45%	1.625%	0.625%	0.25%
≤50%	1.75%	0.75%	0.30%
>50%	1.875%	0.875%	0.30%

(d)The definition of “Beneficial Ownership Certification” in Section 1.1 of the Credit Agreement is hereby amended to add the words “or control” immediately after the word “ownership” in the definition.

(e)The definition of “Class A Termination Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Class A Termination Date”: July 9, 2023, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

(f)The definition of “Investment” in Section 1.1 of the Credit Agreement is amended to add the following parenthetical at the end of clause (a) thereof to read as follows: “(including as a Division Successor pursuant to a Division of any Person that was not a wholly owned Subsidiary prior to such Division)”.

(g)The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is amended to add in clause (h) thereof, the following parenthetical after the first appearance of the words “Loan Party” as follows: “(other than as a result of a Division of a Loan Party or of a Division of a Person in which Borrower or any

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Restricted Subsidiary has an Investment in immediately prior to the Division)”.

(h)The definition of “Sanctioned Person” in Section 1.1 of the Credit Agreement is amended by amending and restating clause (a) to read as follows: “(a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or Her Majesty’s Treasury of the United Kingdom,”.

(i)The definition of “Sanctions” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Sanctions” means economic or financial sanctions or trade embargos imposed, administered or enforced from time to time by (a) the U.S. Government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any EU member state, or Her Majesty’s Treasury of the United Kingdom.

(j)A new Section 1.3 is added to the Credit Agreement to read as follows:

“1.3    GAAP. Notwithstanding anything to the contrary contained in the definition of “GAAP” or in the definitions of “Capitalized Lease” or “Capitalized Lease Obligations,” in the event of an accounting change requiring leases to be capitalized, only those leases that would constitute capital leases in conformity with GAAP prior to December 31, 2018 shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.”

(k)A new Section 1.4 is added to the Credit Agreement to read as follows:

“1.4    Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the Eurodollar Base Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the

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event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.13(c) of this Agreement, such Section 2.13(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.13, in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurodollar Base Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.13(c), will be similar to, or produce the same value or economic equivalence of, the Eurodollar Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”

(l)Section 6.3 of the Credit Agreement is hereby amended to amend and restate the provisos in the first sentence in their entirety to read as follows:

“; provided, however, that nothing herein shall be deemed to prohibit any merger, consolidation, Division, liquidation or dissolution permitted under Section 7.3. ”

(m)Section 7.3(a) of the Credit Agreement is hereby amended as follows:

(i)Clause (ii) thereof is amended and restated in its entirety to read as follows: “(ii) merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it or consummate a Division as the Dividing Person;”; and

(ii)The proviso at the end is amended and restated in its entirety to read as follows: “provided, however, that any Subsidiary or any other Person may merge into or consolidate with, consummate a Division, or may dissolve and liquidate into a Loan Party and any Subsidiary that is not a Loan Party may merge into or consolidate with, consummate a Division, or may dissolve and liquidate into another Subsidiary that is not a Loan Party, if (and only if), (1) in the case of a merger or consolidation involving a Loan Party other than the Borrower, the surviving Person is, or upon such merger or consolidation becomes, a Loan Party, (2) in the case of a merger or consolidation involving the Borrower, the Borrower is the surviving Person, (3) in the case of a Subsidiary that is not a Loan Party, such Subsidiary is merging or consolidating with any Subsidiary that is not a Loan Party, (4) in the case of a Division of a Subsidiary that is an LLC and such Subsidiary is the Dividing Person, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Subsidiaries at such time, or, with respect to assets not so

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held by one or more Subsidiaries, such Division, in the aggregate, would not otherwise result in a disposition prohibited by Section 7.3(a)(i) above, (5) the character of the business of the Borrower and the Subsidiaries on a consolidated basis will not be materially changed by such occurrence, and (6) such occurrence shall not constitute or give rise to (a) an Event of Default or (b) Default (beyond all applicable grace and cure periods) in respect of any of the covenants contained in any agreement to which the Borrower or any such Subsidiary is a party or by which its property may be bound if such default would have a Material Adverse Effect”.

(n)Section 9.11 of the Credit Agreement is hereby amended to delete clauses (ii), (iii), (iv) and (v) of subsection (b) thereof.

Section 2.Intentionally Omitted.

Section 3.Intentionally Omitted.

Section 4.Effective Date. Subject to the satisfaction of the conditions set forth in Section 6 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 5.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)This Amendment (i) does not require any consent or approval of, registration

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or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower; and

(e)    Neither the Borrower nor any Guarantor is an EEA Financial Institution.

Section 6.Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:

(a)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;

(c)to the extent changed since June 28, 2018, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;

(d)Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;

(e)no Default or Event of Default shall exist as of the Effective Date;

(f)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2019;

(g)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended March 31, 2019;

(h)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;

(i)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;

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(j)Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment; and

(k)to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment Closing Date, a Beneficial Ownership Certification in relation to Borrower to any requesting Lender.

Section 7.Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 8.Miscellaneous.

(a)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).

(d)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability

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of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow.]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:	/s/ Hilla Sferruzza

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender
By:         /s/ Sangeeta Mahadevan
Name:     Sangeeta Mahadevan

Title:	Executive Director

[Signatures continue on the next page.]

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CITIBANK, N.A., as a Class A Lender
By:         /s/ Michael Vondriska
Name:     Michael Vondriska

Title:	Vice President

[Signatures continue on the next page.]

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BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender
By:         /s/ Thomas W. Nowak
Name:     Thomas W. Nowak

Title:	Vice President

[Signatures continue on the next page.]

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REGIONS BANK, as a Class A Lender and an Issuing Lender
By:         /s/ Randall S. Reid
Name:     Randall S. Reid

Title:	Senior Vice President

[Signatures continue on the next page.]

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U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:         /s/ David W. Salisbury
Name:     David W. Salisbury

Title:	Vice President

[Signatures continue on the next page.]

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ROYAL BANK OF CANADA, as a Class A Lender
By:         /s/ Brian Gross
Name:     Brian Gross

Title:	Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:         /s/ J. Richard Litton
Name:     J. Richard Litton

Title:	Senior Vice President

[Signatures continue on the next page.]

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Zions Bancorporation, N.A. dba National Bank of Arizona, as a Class A Lender
By:         /s/ Martina J Burberry
Name:     Martina J Burberry

Title:	Vice President

[Signatures continue on the next page.]

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TEXAS CAPITAL BANK, N.A., as a Class A Lender
By:         /s/ Carolynn Alexander
Name:     Carolynn Alexander

Title:	Sr. Vice President

[Signatures continue on the next page.]

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COMERICA BANK, as a Class A Lender
By:         /s/ Casey L. Stevenson
Name:     Casey L. Stevenson

Title:	Vice President

[Signatures continue on the next page.]

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FLAGSTAR BANK, FSB, as a Class A Lender

By:         /s/ Philip Trujillo
Name:     Philip Trujillo

Title:	Vice President

[Signatures continue on the next page.]

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MIZUHO BANK, LTD., as a Class A Lender

By:         /s/ Donna DeMagistris
Name:     Donna DeMagistris

Title:	Authorized Signatory

[Signatures continue on the next page.]

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SUNTRUST BANK, as a Class A Lender

By:         /s/ Nick Preston
Name:     Nick Preston

Title:	Director

[Signatures continue on the next page.]

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CIBC BANK USA, as a Class A Lender
By:         /s/ Michael Olson
Name:     Michael Olson

Title:	Managing Director

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Schedule 1.1A
Commitments

Lender	Class A or Class B	Commitment
JPMorgan Chase Bank, N.A.	Class A Lender	$70,000,000
Citibank, N.A.	Class A Lender	$70,000,000
Bank of America, N.A.	Class A Lender	$70,000,000
SunTrust Bank	Class A Lender	$70,000,000
Royal Bank of Canada	Class A Lender	$70,000,000
PNC Bank, National Association	Class A Lender	$70,000,000
U.S. Bank National Association	Class A Lender	$70,000,000
Mizuho Bank, Ltd.	Class A Lender	$70,000,000
Zions Bancorporation, N.A. dba National Bank of Arizona	Class A Lender	$40,000,000
Regions Bank	Class A Lender	$40,000,000
Texas Capital Bank, N.A.	Class A Lender	$40,000,000
Flagstar Bank, FSB	Class A Lender	$25,000,000
Comerica Bank	Class A Lender	$40,000,000
CIBC Bank USA	Class A Lender	$35,000,000
TOTAL		$780,000,000

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EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of May 31, 2017 and that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 28, 2018 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.

2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.

3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.

4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.

5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.

6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.

7.Such Guarantor represents and warrants that it is not an EEA Financial Institution.

Reaffirmation of Amended and Restated Guarantee
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[Signature page follows.]

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IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of June 27, 2019.

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF TEXAS HOLDING, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE
HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC, its Sole
Member

By:	Meritage Homes of Texas Holding, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOLDINGS, L.L.C

By:	Meritage Homes of Texas Holding, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF NEVADA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF COLORADO, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OF FLORIDA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole
Member and Manager

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

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MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C., its Manager

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

WW PROJECT SELLER, LLC

By:	Meritage Paseo Crossing, LLC, its Sole
Member

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

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CAREFREE TITLE AGENCY, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

M&M FORT MYERS HOLDINGS, LLC

By:	Meritage Paseo Crossing, LLC, its Sole
Member and Manager

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF FLORIDA REALTY LLC

By:	Meritage Homes of Florida, Inc., its
Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TENNESSEE, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Reaffirmation of Amended and Restated Guarantee
Fifth Amendment to Amended and Restated Credit Agreement
la-1419378

MERITAGE HOMES OF SOUTH CAROLINA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH REALTY LLC

By:	Meritage Paseo Crossing, LLC, its
Sole Member and Manager

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF GEORGIA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GA REALTY LLC

By:	Meritage Homes of Georgia, Inc., its
Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Reaffirmation of Amended and Restated Guarantee
Fifth Amendment to Amended and Restated Credit Agreement
la-1419378

MTH SC REALTY LLC

By:	Meritage Homes of South Carolina, Inc., its
Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH FINANCIAL HOLDINGS, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MLC HOLDINGS, INC., dba MLC LAND
HOLDINGS, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF GEORGIA REALTY,
LLC

By:	Meritage Homes of Georgia, Inc., its
Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Reaffirmation of Amended and Restated Guarantee
Fifth Amendment to Amended and Restated Credit Agreement
la-1419378

MERITAGE INSURANCE AGENCY, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Reaffirmation of Amended and Restated Guarantee
Fifth Amendment to Amended and Restated Credit Agreement
la-1419378